                                                                     Exhibit 8.1

[LATHAM & WATKINS LLP LOGO]

July 30, 2003

Manor Care, Inc.
333 North Summit Street
Toledo, Ohio 43604-2617

         Re: Registration Statement for $100,000,000 Aggregate Principal Amount of Convertible Senior Notes and Related Guarantees and 3,213,370 Shares of Common Stock

Ladies and Gentlemen:

         In connection with the registration for resale by the holders thereof of $100,000,000 2.125% Convertible Senior Notes due 2023 (the "NOTES"), the guarantees of the Notes (the "GUARANTEES") by the guarantors listed on Schedule 1 attached hereto (the "GUARANTORS"), and 3,213,370 shares of common stock, par value $0.01 per share, issuable upon conversion of the Notes, under the Securities Act of 1933, as amended, by Manor Care, Inc., a Delaware corporation (the "COMPANY"), on Form S-3 filed with the Securities and Exchange Commission on July 30, 2003 (the "REGISTRATION STATEMENT"), you have requested our opinion set forth below. The Notes and the Guarantees have been issued under an Indenture dated as of April 15, 2003 among the Company, the Guarantors and National City Bank, as trustee.

         We are opining as to the effect on the subject transaction only of the federal income tax laws of the United States, and we express no opinion with respect to the applicability thereto, or the effect thereon, of other federal laws, the laws of any state or any other jurisdiction or as to any other matters of municipal law or the laws of any local agencies within any state. Our opinion is not binding upon the Internal Revenue Service or the courts. Furthermore, no assurance can be given that future legislation, judicial or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of the conclusions stated in the following paragraph.

         Based on the facts and assumptions and subject to the limitations set forth in the Registration Statement, the statements under the caption "Material United States Federal Income Tax Considerations" in the Registration Statement, insofar as they purport to summarize certain provisions of the statutes or regulations referred to therein, are accurate summaries in all material respects.

         No opinion is expressed as to any matter not discussed herein.

         MANOR CARE, INC.
         JULY 30, 2003
         PAGE 2

[LATHAM & WATKINS LLP LOGO]

                  This opinion is rendered to you as of the date of this letter, and we undertake no obligation to update this opinion subsequent to the date hereof. This opinion is based on various statutory provisions, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters, all of which are subject to change either prospectively or retroactively. Also, any variation or difference in the facts from those set forth in the Registration Statement may affect the conclusions stated herein.

                  This opinion is furnished to you, and is for your use in connection with the transactions set forth in the Registration Statement upon the understanding that we are not hereby assuming professional responsibility to any other person whatsoever. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm or corporation, for any purpose, without our prior written consent in each instance, except that this opinion may be relied upon by persons entitled to rely on it pursuant to applicable provisions of federal securities law. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name under the caption "Validity of the Securities" in the Registration Statement. In giving this consent, we do not admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules or regulations of the SEC promulgated thereunder.

                                                        Very truly yours,

                                                        /s/ Latham & Watkins LLP

         MANOR CARE, INC.
         JULY 30, 2003
         PAGE 3

[LATHAM & WATKINS LLP LOGO]

                                   SCHEDULE 1

                                   GUARANTORS

         AMERICAN HOSPITAL BUILDING CORPORATION

         AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.

         AMERICANA HEALTHCARE CORPORATION OF GEORGIA

         AMERICANA HEALTHCARE CORPORATION OF NAPLES

         ANCILLARY SERVICES MANAGEMENT, INC.

         BAILY NURSING HOME, INC.

         BIRCHWOOD MANOR, INC.

         BLUE RIDGE REHABILITATION SERVICES, INC.

         CANTERBURY VILLAGE, INC.

         CHARLES MANOR, INC.

         CHESAPEAKE MANOR, INC.

         DEKALB HEALTHCARE CORPORATION

         DEVON MANOR CORPORATION

         DISTCO, INC.

         DIVERSIFIED REHABILITATION SERVICES, INC.

         DONAHOE MANOR, INC.

         EAST MICHIGAN CARE CORPORATION

         EXECUTIVE ADVERTISING, INC.

         EYE-Q NETWORK, INC.

         FOUR SEASONS NURSING CENTERS, INC.

         GEORGIAN BLOOMFIELD, INC.

         GREENVIEW MANOR, INC.

         HCR HOME HEALTH CARE AND HOSPICE, INC.

         HCR HOSPITAL HOLDING COMPANY, INC.

         HCR INFORMATION CORPORATION

         HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.

         HCR PHYSICIAN MANAGEMENT SERVICES, INC.

         HCR REHABILITATION CORP.

         HCRA OF TEXAS, INC.

         HCRC INC.

         HEALTH CARE AND RETIREMENT CORPORATION OF AMERICA

         HEARTLAND CAREPARTNERS, INC.

         HEARTLAND EMPLOYMENT SERVICES, INC.

         HEARTLAND HOME CARE, INC.

         HEARTLAND HOME HEALTH CARE SERVICES, INC.

         HEARTLAND HOSPICE SERVICES, INC.

         MANOR CARE, INC.
         JULY 30, 2003
         PAGE 4

[LATHAM & WATKINS LLP LOGO]

         HEARTLAND INFORMATION SERVICES, INC. (fka Heartland Medical Information Services)

         HEARTLAND MANAGEMENT SERVICES, INC.

         HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.

         HEARTLAND REHABILITATION SERVICES, INC.

         HEARTLAND SERVICES CORP.

         HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT PHYSICAL THERAPY PROFESSIONAL ASSOCIATES, INC.

         HGCC OF ALLENTOWN, INC.

         IN HOME HEALTH, INC.

         INDUSTRIAL WASTES, INC.

         IONIA MANOR, INC.

         JACKSONVILLE HEALTHCARE CORPORATION

         KENSINGTON MANOR, INC.

         KNOLLVIEW MANOR, INC.

         LEADER NURSING AND REHABILITATION CENTER OF BETHEL PARK, INC.

         LEADER NURSING AND REHABILITATION CENTER OF GLOUCESTER, INC.

         LEADER NURSING AND REHABILITATION CENTER OF SCOTT TOWNSHIP, INC.

         LEADER NURSING AND REHABILITATION CENTER OF VIRGINIA INC.

         LINCOLN HEALTH CARE, INC.

         MANOR CARE AVIATION, INC.

         MANOR CARE OF AKRON, INC.

         MANOR CARE OF AMERICA, INC

         MANOR CARE OF ARIZONA, INC.

         MANOR CARE OF ARLINGTON, INC.

         MANOR CARE OF BOCA RATON, INC.

         MANOR CARE OF BOYNTON BEACH, INC.

         MANOR CARE OF CANTON, INC.

         MANOR CARE OF CENTERVILLE, INC

         MANOR CARE OF CHARLESTON, INC.

         MANOR CARE OF CINCINNATI, INC.

         MANOR CARE OF COLUMBIA, INC.

         MANOR CARE OF DARIEN, INC.

         MANOR CARE OF DELAWARE COUNTY, INC.

         MANOR CARE OF DUNEDIN, INC.

         MANOR CARE OF FLORIDA, INC.

         MANOR CARE OF HINSDALE, INC.

         MANOR CARE OF KANSAS, INC.

         MANOR CARE OF KINGSTON COURT, INC.

         MANOR CARE, INC.
         JULY 30, 2003
         PAGE 5

[LATHAM & WATKINS LLP LOGO]

         MANOR CARE OF LARGO, INC.

         MANOR CARE OF LEXINGTON, INC.

         MANOR CARE OF MEADOW PARK, INC.

         MANOR CARE OF MIAMISBURG, INC

         MANOR CARE OF NORTH OLMSTEAD, INC.

         MANOR CARE OF PINEHURST, INC.

         MANOR CARE OF PLANTATION, INC.

         MANOR CARE OF ROLLING MEADOWS, INC.

         MANOR CARE OF ROSSVILLE, INC.

         MANOR CARE OF SARASOTA, INC.

         MANOR CARE OF WILLOUGHBY, INC.

         MANOR CARE OF WILMINGTON, INC.

         MANOR CARE OF YORK (NORTH), INC.

         MANOR CARE OF YORK (SOUTH), INC.

         MANOR CARE PROPERTIES, INC.

         MANORCARE HEALTH SERVICES OF BOYNTON BEACH, INC.

         MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY, INC.

         MANORCARE HEALTH SERVICES OF VIRGINIA, INC.

         MANORCARE HEALTH SERVICES, INC.

         MARINA VIEW MANOR, INC.

         MEDI-SPEECH SERVICE, INC.

         MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.

         MILESTONE HEALTH SYSTEMS, INC.

         MILESTONE HEALTHCARE, INC.

         MILESTONE REHABILITATION SERVICES, INC.

         MILESTONE STAFFING SERVICES, INC.

         MILESTONE THERAPY SERVICES, INC.

         MNR FINANCE CORP.

         MRC REHABILITATION, INC.

         NEW MANORCARE HEALTH SERVICES, INC.

         PEAK REHABILITATION, INC.

         PERRYSBURG PHYSICAL THERAPY, INC

         PHYSICAL OCCUPATIONAL AND SPEECH THERAPY, INC.

         PNEUMATIC CONCRETE, INC.

         PORTFOLIO ONE, INC.

         REHABILITATION ADMINISTRATION CORPORATION

         REHABILITATION ASSOCIATES, INC.

         REHABILITATION SERVICES OF ROANOKE, INC.

         MANOR CARE, INC.
         JULY 30, 2003
         PAGE 6

[LATHAM & WATKINS LLP LOGO]

         REINBOLT & BURKAM, INC.

         RICHARDS HEALTHCARE, INC.

         RIDGEVIEW MANOR, INC.

         ROLAND PARK NURSING CENTER, INC.

         RVA MANAGEMENT SERVICES, INC.

         SILVER SPRING - WHEATON NURSING HOME, INC.

         SPRINGHILL MANOR, INC.

         STEWALL CORPORATION

         STRATFORD MANOR, INC.

         STUTEX CORP.

         SUN VALLEY MANOR, INC.

         THE NIGHTINGALE NURSING HOME, INC.

         THERAPY ASSOCIATES, INC.

         THERASPORT PHYSICAL THERAPY, INC.

         THREE RIVERS MANOR, INC.

         TOTALCARE CLINICAL LABORATORIES, INC.

         WASHTENAW HILLS MANOR, INC.

         WHITEHALL MANOR, INC.

         COLEWOOD LIMITED PARTNERSHIP

         HCR HOSPITAL, LLC

         ANCILLARY SERVICES, LLC

         BOOTH LIMITED PARTNERSHIP

         ANNANDALE ARDEN, LLC

         BAINBRIDGE ARDEN, LLC

         BINGHAM FARMS ARDEN, LLC

         COLONIE ARDEN, LLC

         CRESTVIEW HILLS, LLC

         FIRST LOUISVILLE ARDEN, LLC

         GENEVA ARDEN LLC

         HANOVER ARDEN, LLC

         JEFFERSON ARDEN, LLC

         KENWOOD ARDEN, LLC

         LIVONIA ARDEN, LLC

         MEMPHIS ARDEN, LLC

         NAPA ARDEN, LLC

         ROANOKE ARDEN, LLC

         SAN ANTONIO ARDEN, LLC

         SILVER SPRING ARDEN, LLC

         SUSQUEHANNA ARDEN LLC

         TAMPA ARDEN, LLC

         WALL ARDEN, LLC

         WARMINSTER ARDEN LLC

         WILLIAMS VILLE ARDEN, LLC

         BATH ARDEN, LLC

         CLAIRE BRIDGE OF ANDERSON, LLC

         MANOR CARE, INC.
         JULY 30, 2003
         PAGE 7

[LATHAM & WATKINS LLP LOGO]

         CLAIRE BRIDGE OF AUSTIN, LLC

         CLAIRE BRIDGE OF KENWOOD, LLC

         CLAIRE BRIDGE OF SAN ANTONIO, LLC

         CLAIRE BRIDGE OF SUSQUEHANNA, LLC

         CLAIRE BRIDGE OF WARMINSTER, LLC

         FRESNO ARDEN, LLC

         MESQUITE HOSPITAL, LLC

         TUSCAWILLA ARDEN, LLC

         HCR MANORCARE MESQUITE, L.P.